                                                                   EXHIBIT 10.16

                                 PROMISSORY NOTE

$320,314.83                                                 Seattle, Washington
                                                                   May 31, 2003

         For value received, the undersigned, jointly and severally, promise to pay to Makena Commercentre II, LLC, or order, at 26522 La Alameda, Suite 285, Mission Viejo, California 92691, or at such other address as holder may designate, the aggregate principal sum of $320,314.83, together with interest thereon from the date hereof at the rate of ten percent (10%) per annum.

         For June 2003 the undersigned shall make payments on this Note in the amount of not less than $10,000 by June 30, 2003. For the period from July through December 2003 the undersigned shall make payments on this Note in cumulative amounts totaling not less than $25,000 by September 30, 2003 and not less than $50,000 by December 31, 2003. Thereafter, the undersigned shall pay this Note in cumulative amounts totaling not less than $25,000 by March 31 of any calendar year in which this Note is unpaid; not less than $50,000 by June 30 of any such year; not less than $75,000 by September 30 of any such year; and not less than $100,000 by December 31 of any such year, until this Note is paid in full. Each payment shall be credited first to the interest then due and then to the principal sum. All amounts under this Note shall in any case be due and payable on any of the following: (a) completion of equity financing by any of the undersigned, either alone or in combination with any other of the undersigned, in the amount of at least $4,000,000; (b) close of escrow of sale of the laboratory in the State of Washington owned by any of the undersigned;
(c) sale of substantially all assets of Pacific Biometrics, Inc., a Washington corporation; or (d) not later than July 31, 2005.

         If any payment is not received within five business days after the date it is due, the undersigned shall pay an additional amount of six percent (6%) of the payment then due. In addition, if any payment is not received within five business days after notice of default as provided in the Settlement Agreement executed concurrently herewith, the holder hereof may, at its option, declare the entire balance immediately due and payable.

         The undersigned may prepay all or any portion of such amount, together with any accrued and unpaid interest thereon, at any time without premium or penalty. Any such payment shall be credited first toward interest due and any remainder toward principal. This note shall be construed according to California law. If this note is collected by an attorney after default, either with or without suit, the undersigned agrees to pay all costs and expenses of collection, including a reasonable attorney's fee.

         The makers hereof waive presentment for payment, demand and notice of dishonor and nonpayment of this note, and consent to any and all extensions of time, renewals, waivers or modifications that may be granted by the holder hereof with respect to the payment or other provisions of this note.

         Date: May 31, 2003

                                   PACIFIC BIOMETRICS, INC.,
                                   a Delaware corporation

                                   By:   /s/ Ronald Helm
                                         ---------------------------------------
                                         Ronald Helm, Chief Executive Officer

                                   By:   /s/ Timothy Wudi
                                         ---------------------------------------
                                         Timothy Wudi, Secretary

                                   PACIFIC BIOMETRICS, INC.,
                                   a Washington corporation

                                   By:   /s/ Ronald Helm
                                         ---------------------------------------
                                         Ronald Helm, Chief Executive Officer

                                   By:   /s/ Ronald Helm
                                         ---------------------------------------
                                         Ronald Helm, Secretary

                                   SAIGENE CORPORATION,
                                   a Delaware corporation

                                   By:   /s/ Allan Cochrane
                                         ---------------------------------------
                                         Allan Cochrane, Chief Operating Officer

                                   By:   /s/ Allan Cochrane
                                         ---------------------------------------
                                         Allan Cochrane, Secretary

                                      -2-